UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 18, 2024

HEALTHIER CHOICES MANAGEMENT CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-36469	84-1070932
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

3800 North 28th Way

Hollywood, Florida 33020

(Address of Principal Executive Office) (Zip Code)

(888) 766-5351

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common	HCMC	OTC Pink

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On January 18, 2024, Healthy Choice Wellness Corp. (“HCWC”), a subsidiary of the Issuer, entered into a Securities Purchase Agreement (the “SPA”) with institutional investors (the “Purchasers”) pursuant to which HCWC agreed to issue (1) unsecured promissory notes with an aggregate principal amount of $1.889 million (the “Notes”) and (2) shares of HCWC Class A common stock (the “Bridge Shares,” and together with the Notes, the “Securities”) in an aggregate amount equal to $1.889 million divided by the price of such stock sold in HCWC’s initial public offering of its Class A common stock (the “IPO”). The aggregate subscription price for the Securities was $1.7 million. The Notes were issued at a 10% original issue discount and accrue interest at a rate of 10% per annum. All accrued principal and interest on the Notes shall be due and payable upon the earlier of (1) at the closing of the IPO, (2) January 18, 2025 or (3) the time at which the balance is due and payable upon an event of default (as defined in the Notes).

Pursuant to the SPA, Purchasers will also be required to purchase an aggregate of $1.7 million of shares of Class A common stock in the IPO.

The issuances of the Notes and the Bridge Shares are exempt from registration pursuant to the provisions Section 4(a)(2) of the Securities Act of 1933, as amended, and Rule 506(b) of Regulation D, as promulgated by the Commission, on the basis that the Issuer and HCWC had a pre-existing relationship with the investor and there was no public offering. The Notes and the Bridge Shares may not be offered or sold absent their registration for resale or the availability of an exemption therefrom.

HCWC expects to use the proceeds from the sale of the Securities for general working capital purposes.

The foregoing description of the Securities Purchase Agreement and the Notes is a summary and is qualified in its entirety by reference to the provisions thereof, copies of which are attached to this Current Report as Exhibits 10.1 and 10.2, which are incorporated by reference herein.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

On January 18, 2024, HCWC issued the Notes. The terms of the Notes are described in Item 1.01 above, which descriptions are incorporated in their entirety by reference herein.

ITEM 3.02. UNREGISTERED SALES OF EQUITY SECURITIES.

The information regarding the Notes and the Bridge Shares set forth in Item 1.01 of this Current Report on Form 8-K is incorporated in its entirety by reference in this Item 3.02.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit Number	Description
10.1	Securities Purchase Agreement, dated as of January 18, 2024, by and between Healthy Choice Wellness Corp. and the purchasers named therein
10.2	Form of Promissory Note
104	Cover Page Interactive Data File (Embedded within the Inline XBRL document and included in Exhibit)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Healthier Choices Management Corp.

Date: January 23, 2024	By:	/s/ Jeffrey E. Holman
Jeffrey E. Holman
Chief Executive Officer

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